AMENDED AND RESTATED EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT made as of the 1st day of November, 1999 ("Employment Agreement") between EPIGEN, INC., a Delaware corporation, North Tower Hill Road, PO Box L, Millbrook, NY 12545 (the "Company"), and RICHARD E. KENT ("Employee"), residing at 49 Bournes Point Road, Wareham, MA 02571.

                                   WITNESSETH:


          WHEREAS, Employee is presently employed as Vice Chairman and Secretary of the Company; and

          WHEREAS, the Company and Employee desire to assure the continued services of Employee to the Company on the terms and conditions set forth below.

          NOW, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Employee agree as follows:

          1. EMPLOYMENT. The Company agrees to continue to employ Employee to render executive and managerial services to the Company and Employee accepts such appointment with the title of Vice Chairman and Secretary of the Company. In such capacity, Employee shall be Vice Chairman and Secretary of the Company, possessing such powers and authority and charged with such duties and responsibilities in relation to the business and affairs of the Company as are customarily associated with such offices, subject to the direction of the Board of Directors of the company and subject to the understanding that Employee may give priority to and attend to his primary employment provided such primary employment is not competitive with the business of the Company.

          2. TERM. The term of Employee's employment under this Employment Agreement commenced as of June 1, 1994 through the date hereof, and, subject to the terms and conditions of this Employment Agreement, shall continue for a period of five years from the date hereof and thereafter as such term is extended. On June 1 of each year, beginning June 1, 2000, such term of this Employment Agreement shall be automatically extended for an additional year unless Employee or the company shall have notified the other in writing within 90 days of such date of its determination, by director resolution if by the Company, not to extend the term of this Employment Agreement. The term of this Agreement shall continue without regard to whether Employee continues to serve as a Director of the company or its successor.

          3. COMPENSATION.

             (a) Employee shall receive as full compensation for his services hereunder, direct from the Company, a salary at the rate of $18,000 per annum until March 31, 1998 and at the rate of $36,000 per annum beginning April 1, 1998, paid by monthly installments. At the discretion of the Board of Directors, Employee may be given merit increases and bonuses during the term hereof.

             (b) Employee shall be granted pursuant to the terms and conditions of the form of option agreement set forth on Exhibit A hereto the following nonqualifying options ("Stock Options") to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at a purchase price of $.50 per share upon the occurrence of the following events:

                 (i) upon the execution and delivery of this Agreement, 47,000 shares of Common Stock; and

                (ii) on June 1 of each year in which this Employment Agreement remains in effect, 37,000 shares of Common Stock.

             (c) The Company will undertake to file as promptly as practicable a Registration Statement on Form S-8 with respect to the shares of Common Stock underlying the Stock Options.

          4. EXPENSES. Employee shall be reimbursed for all ordinary and reasonable out-of-pocket expenses properly incurred while engaged in the business of the company pursuant to the Company policy then in effect, provided that such are itemized and presented to the Company in accordance with the Company policy then in effect.

          5. BENEFITS.

             (a) The Company shall provide Employee or Employee shall be entitled to reimbursement for the premium costs of a $100,000 whole life insurance policy under which Employee is the insured and has the sole right to designate the beneficiary thereunder.

             (b) For so long as Employee is a Director of the Company, the Company will pay Employee such directors' and meeting fees as may be paid to directors who are not employees of the Company.

          6. CHANGE IN CONTROL.

             (a) DEFINITIONS. For purposes of this Section 6, the following terms shall have the following meanings:

                 (i) "ANNUAL BASE SALARY" shall mean the average annual base gross salary plus cash bonus, but excluding fringe benefits, deferred compensation payments, contributions to retirement plans or any other payment, paid accrued or payable by the Company to Employee for the fiscal year before the Change in Control.

                (ii) "CHANGE IN CONTROL" shall be deemed to occur (x) when a person, corporation, partnership, association, entity or group (as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended) (I) acquires 25 percent or more of the Company's outstanding voting securities, or
(ii) acquires securities constituting 25 percent or more of the voting power with respect to election of directors of the Company or (iii) acquires all or substantially all of the assets of the Company, or (iv) enters into a contract with respect to any of the foregoing or (v) when the directors of the Company as a the date hereof cease to constitute a majority of all directors of the Company; provided, however, that for purposes of this clause any person who replaces a director with the support of Employee shall be deemed a director as of the date hereof.

               (iii) "FIRST ANNIVERSARY" shall mean the date twelve months after a Change in Control.

                (iv) "GOOD REASON" shall mean (v) a change in the status or position of Employee which reflects a change from the status and position(s) as were in effect immediately prior to such Change in Control, or (w) the assignment to Employee of any duties or responsibilities which, in Employee's reasonable judgment, are inconsistent with his status or position(s), or

(x)removal of Employee from his current position or reduction in his pay or requiring him to relocate, or (y) any refusal by the Company or its successor to continue to allow Employee to attend to matters or engage in activities not directly related to the business of the Company, which prior to such Change in Control, he was permitted to attend or to engage in, or (z) the removal of Employee, without his consent, to any location outside of the Boston, Massachusetts area.

             (b) If in the event that sixty (60) days prior to a Change in Control or at any time after a Change in Control but prior to the First Anniversary Employee shall be discharged for any reason (other than for cause), Employee shall receive, within thirty (30) days after such discharge, a lump sum severance payment equal to five (5) times his Annual Base Salary (hereinafter referred to as "5X Base".

             (c) If in the event that sixty (60) days prior to a Change in Control or any time after a Change in Control but prior to the Fist Anniversary thereof, Employee terminates employment for Good Reason, Employee shall receive, within thirty (30) days after such discharge, a lump sum severance payment equal to 5X Base.

             (d) If in the event that after a Change in Control but prior to the First Anniversary thereof, Employee voluntarily leaves the employ of the company for reasons other than discharge or for Good Reason, Employee shall receive, within thirty (30) days, a lump sum severance payment equal to three (3) times his Annual Base Salary.

          7. TERMINATION OF EMPLOYMENT.

             (a) This Agreement shall terminate automatically upon the death of Employee.

             (b) The Board of Directors may terminate Employee's employment upon one (1) week's notice to Employee for "cause" as hereinafter defined n subparagraph (d) below.

             (c) Upon the termination of Employee's employment pursuant to subparagraph (a) or (b) above, Employee shall be entitled to no further compensation other than accrued and unpaid compensation through the date of termination.

             (d) The term "cause", as used in subsection 5(b) above with respect to the termination of Employee's employment by the Company, shall mean

(i) embezzlement or other misappropriation of property of the Company; or (ii) conviction of a crime which constitutes a felony.

          8. EMPLOYEE'S REPRESENTATIONS AND WARRANTIES.

Employee hereby represents and warrants to the Company as follows:

             (a) Employee has full legal capacity to enter into this Employment Agreement. This Employment Agreement has been duly executed and delivered by Employee.

             (b) The execution, delivery and performance by Employee of this Employment Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default under, any material indenture, mortgage, lease agreement or other agreement or instrument to which Employee is a party or by which he is bound, subject to the understanding set forth in Section 1 hereof.

          9. EMPLOYEE'S COVENANTS. Upon and subject to the terms and conditions of this Employment Agreement, Employee hereby covenants to the Company as follows:

             (a) Employee will remain in the employ of the Company and will carry out the duties and responsibilities assigned to him from time to time by the Company's Board of Directors;

             (b) Employee will observe the policies and practices established by the Company's Board of Directors and will otherwise conduct himself in a manner reasonably calculated to benefit the Company; and

             (c) During the term of this Employment Agreement, Employee will promptly advise the Company's Board of Directors of any business opportunities of which he may become aware related to the business and corporate goals of the Company.

         10. CONFIDENTIALITY. Employee shall not, during any period of his employment by the Company or thereafter for any reason, divulge, furnish, or make accessible to or use for the benefit of, anyone other than the Company, its directors and officers, otherwise than in the regular course of the business of the Company, or with the prior written consent of the company, any trade secret or confidential knowledge or information relating in any way to the scientific research of the Company, the customers of the Company or to the business or manufacturing processes from time to time carried out or conducted by the Company.

         11. INDENMIFICATION AND DIRECTORS AND OFFICERS LIABILITY INSURANCE. The Company shall indemnify Employee and advance expenses with respect to any indemnifiable matter to Employee to the fullest extent permitted by applicable law. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company, the Employee shall be covered by such policy or policies in accordance with their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under any such policy or policies.

         12. REGISTRATION RIGHTS. The Employee shall have all of the rights and benefits, pari passu, with the beneficiaries of any Registration Rights Agreement binding upon the Company.

         13. WAIVER. Failure to insist upon compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

         14. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The parties to this Employment Agreement agree and intend that this Employment Agreement shall be enforced as fully as it may be enforced consistent with applicable statues and rules of law.

         15. NOTICES. Any notices required or permitted hereunder shall be given in writing by registered or certified first class mail, postage prepaid, addressed to the parties at their respective addresses first above set forth, or to such other address as either party may from time to time designate by notice to the other hereunder.

         16. GOVERNING LAW. This Employment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflicts of laws principles thereof. In the event that an action is commended by Employee under this Agreement for failure of the Company to perform its obligations hereunder, the Company shall pay the legal fees and expenses incurred by Employee with respect to such action if Employee prevails on the merits of such action as determined by a court of competent jurisdiction.

         17. ENTIRE AGREEMENT. This Employment Agreement represents the entire agreement of the parties hereto, and supersedes any other agreements between the parties with respect to the subject matter hereof, and may not be amended, modified or supplemented in any respect, except by a subsequent writing executed by both parties hereto.

         18. MISCELLANEOUS. Neither this Employment Agreement, nor any term hereof, may be amended, changed, waived, discharged or terminated except by an instrument in writing signed by the party against which such amendment, change, waiver, discharge or termination is sought to be enforced. This Employment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. The headings contained in this Employment Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Employment Agreement. This Agreement shall be binding upon the successors and assigns of the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day and year first above written.

                                       EPIGEN, INC.


                                       By:  /s/:  Donald C. Fresne
                                            ------------------------------------
                                            Name:  Donald C. Fresne
                                            Title:    Chairman

                                       /s/:  Richard E. Kent
                                       --------------------------------------
                                       Richard E. Kent

                                                                       Exhibit A

                                  EPIGEN, INC.
                                    PO Box L
                              North Tower Hill Road

                               Millbrook, NY 12545



                                       ____________, 20__



Mr. Richard E. Kent
49 Bournes Point Road
Wareham, MA  02571

Re:      Grant of Nonqualifying Stock Options to Purchase Shares of
         Common Stock of Epigen, Inc. to Donald C. Fresne (the "Optionee")
         -----------------------------------------------------------------

Dear Optionee:

          You and Epigen, Inc., a Delaware corporation (the "Company"), hereby agree as follows:

          1. GRANT OF OPTION. The Company hereby grants to the Optionee the option (the "Stock Option") to purchase __________ shares of Common Stock, par value $.001 per share (the "Common Stock") , of the Company for a purchase price of $_____ per share (the "Option Price") . The Optionee may exercise the Stock Option in accordance with this Agreement no earlier than [six months from the date of grant] (the "Exercise Date') and no later than seven years from the date of grant (the "Expiration Date") unless earlier terminated according to the terms of this Agreement. The Stock Option is not intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

          2. EXERCISE OF STOCK OPTION. The Optionee may exercise the Stock Option in whole or in part by written notice delivered to the Company in the form of either Schedule A or Schedule B to this Agreement. Payment of the Option Price for the shares of Common Stock purchased upon exercise of the Stock Option shall be made by delivery to the Company of (i) a certified or bank cashier's check payable to the Company in the amount of the Option Price or (ii) stock certificates, duly endorsed in blank and with signatures guaranteed, representing a number of shares of Common Stock having a Fair Market Value (as hereinafter defined) equal to the Option Price.

          Upon the exercise of the Stock Option, the Optionee shall have the right, in lieu of receiving shares of Common Stock and making any cash payment to the Company, to receive a cash payment (the "Stock Appreciation Right Payment") from the Company equal to the difference between the aggregate Fair Market Value of the number of shares of Common Stock as to which the Stock Option is being exercised and the aggregate Option Price of such shares, provided, however, the Company shall not be obligated to make the Stock
Appreciation Right Payment to the Optionee if the Board of Directors shall determine, in its sole discretion, that the Company does not have sufficient cash available to make the Stock Appreciation Right Payment. If the Board of Directors shall make such a determination, the Optionee shall receive shares of Common Stock upon the exercise of the Stock Option.

          "Fair Market Value" means (i) the closing sale price of the Common Stock on any national securities exchange on which the Common Stock shall be registered and listed on the business day immediately preceding the date of exercise of the Stock Option, or (ii) if the Common Stock is traded in the over-the-counter market and quoted on the National Association of Securities Dealers Inc. National Market System ("NASDAQ- NMS"), the closing sale price of the Common Stock on NASDAQ-NMS on the business day immediately preceding the date of exercise of the Stock Option, or (iii) if the Common Stock is listed on a national securities exchange or is quoted on NASDAQ- NMS, but there shall have been no sale of such stock on the business day immediately preceding the date of exercise of the Stock Option, the closing sale price on such exchange or on NASDAQ-NMS on the most recent business day prior to the date of exercise of the Stock Option on which there was a sale of such stock, or (iv) if the Common Stock shall not at the time be listed on any such exchange or quoted on NASDAQ-NMS, but is traded in the over-the-counter market and quoted by the National Association of Securities Dealers Inc., the average of the closing bid and asked prices for such stock on the business day immediately preceding the date of exercise of the Stock Option as reported by the National Quotation Bureau, or (v) if the Common Stock is not listed on any national securities exchange and is not quoted by NASDAQ-NMS or the National Quotation Bureau, the fair value per share of the Common Stock as determined in good faith and on a reasonable basis by the Board of Directors of the Company.

          3. DELIVERY OF SHARES OF COMMON STOCK AND STOCK APPRECIATION RIGHT PAYMENT. The Company shall, upon payment of the Option Price for the shares of

Common Stock, make prompt delivery of certificates representing the shares of Common Stock to the Optionee. The Company shall, at all times during the term of this Agreement, reserve and keep available, solely for issuance and delivery upon exercise of the Stock Option, all shares of Common Stock issuable upon exercise of the Stock Option. All shares of Common Stock issuable upon exercise of the Stock Option shall , upon issuance, be duly authorized, validly issued, fully paid and non-assessable, with no liability on the part of the holder thereof. The Company shall pay allo original issue taxes on the exercise of the Stock Option, and all other fees and expenses necessarily incurred by the Company in connection therewith. The Stock Appreciation Right Payment shall be made by delivery to the Optionee of a check payable to the Optionee in the amount of the Stock Appreciation Right Payment.

          4. NO RIGHTS IN OPTION STOCK. The Optionee shall have no rights as a stockholder in respect of any shares subject to the Stock Option unless and until the Optionee has exercised the Stock Option in complete accordance with the terms hereof, and shall have no rights with respect to shares not expressly conferred by this Agreement.

          5. CERTAIN ADJUSTMENTS

             (a) Subject to any required action by the stockholders of the Company, in the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares or share dividends, the Board of Directors of the Company shall adjust the number and kind of securities subject to the Stock Option. In any such case, the Board of Directors of the Company shall make such adjustment to the Stock Option without change in the total price applicable to the unexercised portion of the Stock Option and with a corresponding adjustment in the Option Price. In the event that the number of shares of Common Stock is increased by sale of additional shares or conversion of securities convertible into such shares or any other similar event not referred to in the first sentence of this Section 5 (a) , the Board of Directors of the Company may in its discretion, but shall not be obligated to, adjust the number or kind of securities subject to the Stock Option.

             (b) Should the Company sell all or substantially all of its assets and discontinue its business, or merge or consolidate with another entity, or liquidate or dissolve in connection with those events, then, in lieu of its obligation under Section 5 (a), the Board of Directors of the Company may amend or adjust the Stock Option so as to terminate it completely, or to continue the Stock Option if exercisable at the date the Board of Directors of the Company adopted the plan of sale, merger, consolidation or liquidation, or may take other actions as it deems desirable and appropriate. In any such case, however, the Optionee will be given either (i) a reasonable time in which to exercise the Stock Option before the effectiveness of the sale and discontinuation, merger, consolidation or liquidation, or (ii) the right to obtain for his payment of the Option Price, an equivalent amount of any securities the Optionee would have been entitled to obtain in consequence of that- event, had he exercised the Stock Option immediately before the plan of sale and discontinuation, merger, consolidation or liquidation was adopted.

             (c) Should the Company be recapitalized in a transaction not covered by Section 5(a) by the issuance of any other class or classes of securities in exchange for the Common Stock, the Board of Directors of the Company shall amend the Stock Option to reflect an adjusted option price per unit of such securities as would equitably be obtained in accordance with the terms otherwise applicable to the actual exchange.

             (d) The Company shall not be required upon the exercise of the Stock Option to issue or deliver fractional shares as a result of any adjustment pursuant to this Section 5. The Optionee shall be entitled to receive a cash payment in lieu of such fractional shares.

          6. NONASSIGNABILITY. The Stock Option and this Agreement shall not be encumbered, disposed of, assigned or transferred in whole or part, and may only be exercised by the Optionee unless the prior written consent of the Company has been obtained.

          7. EFFECT UPON EMPLOYMENT. Nothing contained in this Agreement shall be deemed to require the Company to continue the employment of, or any other contractual arrangement with, the Optionee.

          8. MISCELLANEOUS. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Agreement may not be modified or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) if delivered in person, by cable, telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested to the respective parties at their respective addresses or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices for termination for cause need not be in writing and notices of change of address shall only be effective upon receipt. This Agreement shall be governed by and construed in accordance with the substantive law of the State of New York without giving effect to the principles of conflict of laws thereof. This Agreement may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one and the same agreement.

          In order to indicate your acceptance of the Stock Option on the above terms and conditions, kindly sign the enclosed copy of this Agreement and return it to the Company.

                                       EPIGEN, INC.


                                       By:
                                            ------------------------------------
                                            [Officer]


Accepted and Agreed to:


------------------------------------
Richard E. Kent

                                                                      Schedule A

                         NOTICE OF ELECTION TO EXERCISE


Epigen, Inc.
PO Box L
North Tower Hill Road
Millbrook, NY  12545

Attention:

Gentlemen:

          I hereby irrevocably elect to exercise the Stock Option held by me pursuant to the Option Agreement, dated ____________ (the "Option Agreement"), between me and Epigen, Inc. (the "Company") to purchase shares of the Common Stock, par value $0.001 per share (the "Common Stock"), of the Company at an option price of $_________ per share.

          Enclosed is either (a) a certified or bank cashier's check, payable to the order of the Company, in the amount of $______ in full payment of the purchase price or (b) stock certificates, duly endorsed in blank and with signature guaranteed, representing _____ shares of Common Stock, in full payment of the purchase price.

          Please instruct American Stock Transfer & Trust Company (the "Transfer Agent"), to issue _____ certificate(s) for ______ shares each and, if applicable, a separate certificate for the remaining __________ shares in my name as shown below. The following address is for the records of the Transfer Agent for mailing stockholder communications:

                                       -----------------------------------------
                                       Name

                                       -----------------------------------------
                                       Taxpayer I.D. Number
                                       (i.e. Social Security/Insurance Number

                                       -----------------------------------------
                                                 Number and Street

                                       -----------------------------------------
                                                City State Zip Code


Please forward the certificate(s) to me at the following address:

                                       -----------------------------------------
                                       Number and Street

                                       -----------------------------------------
                                       City State Zip Code

          This  election  incorporates,   and  is  subject  to,  all  terms  and
conditions of the Option Agreement.

          I am acquiring the foregoing shares for investment purposes only, and not with a view to their sale or distribution.

Dated:
        --------------------

                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Print Name

                                                                      Schedule B

               NOTICE OF ELECTION TO EXERCISE - STOCK APPRECIATION
                                  RIGHT PAYMENT


Epigen, Inc.
PO Box L
North Tower Hill Road
Millbrook, NY  12545

Attention:

Gentlemen:

          I hereby irrevocably elect to exercise the Stock Option held by me pursuant to the Option Agreement, dated _____________ (the "Option Agreement"), between me and Epigen, Inc. (the "Company") to purchase _____ shares of Common Stock, par value $0.001 per share (the "Shares"), of the Company at an option price of $________ per share.

          I also hereby irrevocably elect pursuant to Section 2 of the Option Agreement, in lieu of receiving the Shares and making any cash payment to the Company, to receive a cash payment from the Company equal to the difference between the aggregate Fair Market Value (as defined in the Option Agreement) of the Shares and the aggregate Option Price of the Shares (the "Stock Appreciation Right Payment")

          Please forward the Stock Appreciation Right Payment to me at the following address:


                                       -----------------------------------------
                                       Number and Street

                                       -----------------------------------------
                                       City State Zip Code

Dated:
        --------------------

                                       -----------------------------------------
                                       Signature

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                                       Print Name


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